Exhibit 10.21

WAIVER OF

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS WAIVER OF AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Waiver”), dated as of April 17, 2020, is made and entered into by and among Grid Dynamics Holdings, Inc., a Delaware corporation (the “Company”), and the “Holders” as defined in the Amended and Restated Registration Rights Agreement by and among the Company and the Holders dated as of March 5, 2020 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Company and the Holders are party to the Agreement;

WHEREAS, Section 2.1.1 of the Agreement provides that the Company shall file and use its commercially reasonable efforts to cause to be effective within forty-five (45) days of the Closing Date, a Form S-3 Shelf or a Form S-1 Shelf, in each case, covering the resale of all the Registrable Securities;

WHEREAS, Section 5.5 of the Agreement provides that compliance with any of the provisions, covenants and conditions set forth in the Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified, upon the written consent of the parties specified in such section; and

WHEREAS, the Company and the Holders desire to waive certain provisions of Section 2.1.1 of the Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Waiver. The Holders hereby waive compliance with the requirement in Section 2.1.1 of the Agreement that the Form S-3 Shelf or Form S-1 Shelf be filed and effective within forty-five (45) days of the Closing Date; provided, however, that the Company shall file the Form S-3 Shelf or Form S-1 Shelf no later than one (1) business day following the filing of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2020 (due May 11, 2020) and in no case later than May 12, 2020, and shall use its best efforts to cause such Form S-3 Shelf or Form S-1 Shelf to be declared effective by the Commission as soon thereafter as possible.

2. Continued Validity of Agreement. Except as waived and amended hereby, the Agreement shall continue in full force and effect as originally constituted.

3. Counterparts. This Waiver may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

4. Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS WAIVER MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS WAIVER SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

COMPANY:

GRID DYNAMICS HOLDINGS, INC.

By:	/s/ Leonard Livschitz
Name: Leonard Livschitz
Title: CEO

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

CHASERG TECHNOLOGY SPONSOR LLC

By:	/s/ Lloyd Carney
Name: Lloyd Carney
Title: Managing Member

By:	/s/ Steven Fletcher
Name: Steven Fletcher
Title: Managing Member

By:	/s/ Alex Vieux
Name: Alex Vieux
Title: Managing Member

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

CANTOR FITZGERALD & CO.

By:	/s/ Mark Kaplan
Name: Mark Kaplan
Title: Global Chief Operating Officer

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

GDD INTERNATIONAL HOLDING COMPANY

By:	/s/ Wang Yueou
Name: Wang Yueou
Title: Director

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

GDB INTERNATIONAL INVESTMENT LTD.

By:	/s/ Wang Yueou
Name: Wang Yueou
Title: Director

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

AUTOMATED SYSTEMS HOLDINGS LIMITED

By:	/s/ Wang Yueou
Name: Wang Yueou
Title: Chief Executive Officer

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

BGV OPPORTUNITY FUND L.P.

By:	/s/ Eric Benhamou
Name: Eric Benhamou
Title: Founder and General Partner

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS

RENASCIA FUND B LLC

By:	/s/ Shuo Zhang
Name: Shuo Zhang
Title: General Manager

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

VLSK2019 LLC

By:	/s/ Victoria Livschitz
Name: Victoria Livschitz
Title: Member

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

LIVSCHITZ CHILDREN’S CHARITABLE TRUST

By:	/s/ Victoria Livschitz
Name: Victoria Livschitz
Title: Trustee

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

VICTORIA LIVSCHITZ CHARITABLE TRUST

By:	/s/ Victoria Livschitz
Name: Victoria Livschitz
Title: Trustee

[Signature Page to Waiver of Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Waiver to be executed as of the date first written above.

HOLDERS:

O. FOX CHARITABLE TRUST

By:	/s/ Stan Klimoff
Name: Stan Klimoff
Title: Trustee

[Signature Page to Waiver of Registration Rights Agreement]